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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
      PURSUANT TO SECTION 13 OR 15D OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported) September 21, 2006
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                          WILMINGTON TRUST CORPORATION
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             (Exact name of registrant as specified in its charter)




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
                  Delaware                                 1-14659                          51-0328154
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(State or other jurisdiction of incorporation)    (Commission File Number)    (IRS Employer Identification Number)
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               Wilmington Trust Corporation
                  Rodney Square North
               1100 North Market Street
                 Wilmington, Delaware                        19890
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       (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code:  (302) 651-1000
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         (Former names or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    230.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On September 21, 2006, the Board of Directors of Wilmington Trust Corporation (the "Corporation") elected Thomas L. duPont a member of the Board's Class of 2009.

Mr. duPont is Chairman and Publisher of duPont Publishing, Inc., a fully integrated publisher of specialty marketplace magazines featuring luxury products for sale, founded in 1984 and headquartered in St. Petersburg, Florida. DuPont Publishing produces six publications with a total annual circulation of more than 2 million.

Mr. duPont has served on the Advisory Board of Wilmington Trust FSB, in Delaware's House of Representatives, as Chairman of the Convention and Visitors Bureau for the Greater Tampa Chamber of Commerce Tourist & Convention Council, as President of the Tampa/Hillsborough Convention and Visitors Bureau, and as a member of the Board of Trustees of the Florida Aquarium Foundation. He is a graduate of Rollins College.

As previously disclosed in our proxy statement, Wilmington Trust's directors receive an annual retainer of $30,000 and $2,000 for each Board meeting and $1,200 for each committee meeting they attend.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                            WILMINGTON TRUST CORPORATION




Dated:  September 27, 2006                  By: /s/ Ted T. Cecala
                                                --------------------------------
                                                Name:  Ted T. Cecala,
                                                Title: Chairman of the Board and
                                                       Chief Executive Officer